Exhibit 10.2

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2005, is entered into by and among CASCADE CORPORATION, an Oregon corporation, (the “Company”), the several financial institutions party as of the date hereof to the Credit Amendment referred to below (collectively called the “Lenders” and individually called a “Lender”), and BANK OF AMERICA, N.A., as agent for itself and the Lenders (in such capacity, the “Agent”).

RECITALS

A.            The Company, the Lenders and the Agent are parties to a Credit Agreement, dated as of February 28, 2003 (as amended from time to time, the “Credit Agreement”).

B.            Pursuant to the Credit Agreement, the Lenders have extended and are continuing to extend certain credit facilities to the Company.

C.            The Company, the Agent and the Lenders desire to extend the maturity date from December 18, 2005 to February 28, 2006, so as to extend the term of the Company’s credit facilities to a full three-year period. In addition, the parties desire to increase the letter of credit sublimit.

D.            The Lenders are willing to amend the Credit Agreement, but only as provided, and subject to the terms and conditions contained, in this Amendment.

THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. Unless otherwise defined herein, each capitalized term used herein shall have the meaning assigned thereto in the Credit Agreement.

2.             Amendment to Credit Agreement. Upon the effectiveness of, and subject to the terms and conditions contained in, this Amendment:

(a)           Section 1.1 is hereby amended to delete the definition of “Maturity Date” and replace such definition with the following:

“Maturity Date” means February 28, 2006.

(b)           Section 4.2(a) is hereby amended to increase the maximum amount of Letter of Credit Usage from Five Million Dollars ($5,000,000) to Ten Million Dollars ($10,000,000).

(c)           Section 4.2(a) is hereby amended to add the following:

In the sole discretion of L/C Issuer, L/C Issuer may issue Letters of Credit in currencies other than that of the United States of America.

3.             Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

(a)           No Default or Event of Default has occurred and is continuing.

(b)           The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Person) in order to be effective and/or enforceable. Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it, without defense, counterclaim or offset, in accordance with its terms (subject to the waivers set forth in this Amendment), except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforceability of creditors’ rights.

(c)           All representations and warranties of the Company contained in the Credit Agreement and the statements set forth in the recitals of this Amendment are true and correct on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), in each case, other than those that would not be true and correct but for the effectiveness of this Amendment.

(d)           The Company is entering into this Amendment on the basis of its own business judgment, without reliance upon the Agent, any Lender or any other Person.

4.             Effective Date. This Amendment will become effective as of the date first set forth above (the “Effective Date”), provided that each of the following conditions precedent is satisfied on or before the Effective Date:

(a)           the Agent has received, in sufficient number for each Lender, duly executed originals (or, if elected by the Agent, an executed facsimile copy, to be followed promptly by delivery of executed originals) of this Amendment, executed by the Company and each of the Lenders and acknowledged by the Agent, together with the Guarantor Acknowledgment and Consent attached hereto, executed by each Guarantor.

(b)           all of the representations and warranties contained herein or incorporated herein by reference) are true and correct as of the Effective Date.

(c)           the Agent shall have received payment for all of the fees, costs and expenses of the Agent (including reasonable attorneys’ fees) in connection with the transactions contemplated hereby).

5.             No Further Amendments. Other than the specific amendments of the Credit Agreement as set forth in Section 2 hereof: (i) nothing contained herein shall be deemed a waiver of any provision, or any other existing or future noncompliance with any provision, of the Credit Agreement (including the Credit Agreement as amended hereby); and (ii) all of the terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect.

6.             Miscellaneous.

(a)           All references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

(b)           This Amendment is made pursuant to Section 10.1 of the Credit Agreement and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c)           This Amendment shall be governed by and construed in accordance with the law of the State of Oregon.

(d)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by delivery of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company (or Guarantor) shall bind such Lender or the Company (or Guarantor), respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

(e)           If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(f)            Each of the provisions set forth in Section 10 of the Credit Agreement is incorporated herein by this reference and made applicable to this Amendment.

(g)           The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(h)           UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

CASCADE CORPORATION, as the Company	BANK OF AMERICA, N.A., as Agent

By:	By:
Name:	Name:
Title:	Title:

BANK OF AMERICA, N.A., as a Lender	UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	By:
Name:	Name:
Title:	Title:

GUARANTOR ACKNOWLEDGMENT AND CONSENT

The undersigned Guarantor hereby: (i) acknowledges and consents to the terms, and the execution, delivery and performance, of the foregoing Amendment (the “Amendment”) (without implying the need for any such acknowledgment or consent); and (ii) represents and warrants to the Agent and the Lenders that, both before and after giving effect to the Amendment: (A) its Guaranty remains in full force and effect as an enforceable obligation of such Guarantor (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforceability of creditors’ rights), without defense, counterclaim or offset; and (B) it is in compliance with all of its covenants contained in its Guaranty and in each other Loan Document applicable to it. The undersigned further represents and warrants to the Agent and the Lenders that the execution and delivery by such Guarantor of, and the performance by such Guarantor of its obligations under, this Guarantor Acknowledgment and Consent, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including, without limitation, any Governmental Person) in order to be effective and/or enforceable. The undersigned remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it under its Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement (as defined in the Amendment).

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guarantor Acknowledgment and Consent by its duly authorized officer as of June 29, 2005.

SANDY BLVD. DEVELOPMENT ASSOCIATES, INC.

By:
Name:
Title: